Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RSC Holdings III, LLC and RSC Equipment Rental, Inc. (the “the Companies”) on Form 10-Q for the period ended September 30, 2011 (the “Report”), I, Erik Olsson, President and Chief Executive Officer of the Company and I, Patricia D. Chiodo, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Erik Olsson
Erik Olsson
President and Chief Executive Officer October 20, 2011

/s/ Patricia D. Chiodo
Patricia D. Chiodo
Senior Vice President and Chief Financial Officer October 20, 2011